U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2017 (February 28, 2017)

Arkados Group, Inc.

(Exact name of Company as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 320
Newark, NJ 07103
(Address of principal executive offices)

Telephone: (862) 393-1988
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2017, the registrant entered into commitment letter with AIP Asset Management Inc. and AIP Inc. (collectively “AIP”), pursuant to which the registrant agrees to negotiate a financing transaction with AIP. The commitment letter obligates the issuer to pay AIP a non-refundable commitment fee of $225,000 and non-refundable deposit of $50,000 for expenses relating to the proposed financing. A copy of the commitment letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1*	Commitment Letter dated February 27, 2017

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arkados Group, Inc. (Registrant)

March 7, 2017	By:	/s/ Terrence DeFranco
Terrence DeFranco Chief Executive Officer